Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Richard G. Walker, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of ServiceSource International, Inc. on Form 10-K for the fiscal year ended December 31, 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of ServiceSource International, Inc.

Dated:	February 28, 2019	By:	/s/ RICHARD G. WALKER
Richard G. Walker
Chief Financial Officer
(Principal Financial and Accounting Officer)